SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 8, 1999

                               MEDIA METRIX, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        000-25943                    11-3374729
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(State or other                  (Commission File                  (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)

250 Park Avenue South, 7th Floor, New York, New York                10003
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 515-8700
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

      On October 6, 1999, Media Metrix, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with AdRelevance, Inc., a Washington corporation ("AdRelevance"), Jupiter Acquisition Corp., a Washington corporation and the Company's wholly owned subsidiary ("Merger Sub"), and the securityholders of AdRelevance named therein, pursuant to which the Company agreed to acquire AdRelevance. On October 8, 1999, the acquisition was consummated, Merger Sub was merged with and into AdRelevance and AdRelevance became a wholly owned subsidiary of the Company.

      Pursuant to the Merger Agreement, each issued and outstanding share of AdRelevance's common stock and Series A Preferred Stock was converted into
 .269899 shares of the Company's common stock. At the closing, the Company issued an aggregate of 697,678 shares of the Company's common stock and assumed options and warrants to purchase an aggregate of 223,566 shares of the Company's common stock. In addition, up to 102,360 shares of the Company's common stock may become issuable to AdRelevance's securityholders if certain milestones are achieved. The amount of such consideration was determined based upon arm's-length negotiations between the Company and AdRelevance.

      The merger was structured as a tax-free transaction for federal income tax purposes and will be accounted for as a purchase transaction. The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the provisions of the merger agreement, a copy of which is filed as an exhibit to this report and is hereby incorporated herein by reference.

      A copy of the press release announcing the Merger Agreement is filed as an exhibit to this report and is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (A) Financial Statements of Business Acquired.

      Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-88751).

      (B) Pro Forma Financial Information.

      Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-88751).

      (C) Exhibits

      1.1. Agreement and Plan of Merger, dated as of October 6, 1999, by and among the Company, AdRelevance, Merger Sub and the stockholders of AdRelevance named therein.

      4.1 Registration Rights Agreement dated as of October 8, 1999 by and among the Company, and the securityholders of the Company named therein.

      99.1. Press Release of the Company issued on October 6, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDIA METRIX, INC.


Date: October 20, 1999                By: /s/ Thomas Lynch
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                                          Name: Thomas A. Lynch
                                          Title: Chief Financial Officer